EXHIBIT 10.28

                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------

         SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of January 25, 1999, between Interactive Magic, Inc., a corporation organized under the laws of the State of North Carolina (the "COMPANY"), with headquarters located at 215 Southport Drive, Suite 1000, Morrisville, NC 27560, and the purchaser (the "PURCHASER") set forth on the execution page hereof (the "EXECUTION PAGE").

         WHEREAS:

         A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("REGULATION D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT");

         B. The Purchaser desires to purchase from the Company, upon the terms and conditions stated in this Agreement, a convertible note in the aggregate principal amount of $4,000,000, in the form attached hereto as Exhibit A (the "NOTE"), (i) convertible into shares of the Company's common stock, par value $.10 per share (the "COMMON STOCK") and (ii) in certain circumstances, entitling the holder to warrants (the "WARRANTS") to acquire a number of shares of Common Stock determined at the time of such conversion. The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Note are referred to herein as the "CONVERSION SHARES" and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "WARRANT SHARES". The Note, the Warrants, the Conversion Shares and the Warrant Shares are collectively referred to herein as the "SECURITIES."

         C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit B (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

         NOW, THEREFORE, the Company and the Purchaser hereby agree as follows:

1.       PURCHASE AND SALE OF SECURITIES

         a. Purchase of Note. On the Closing Date (as defined below), subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and
Section 7 below, the Company shall issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, the Note for an aggregate purchase price (the "PURCHASE PRICE") equal to $4,000,000.

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         b. Form of Payment. On the Closing Date, the Purchaser shall pay the aggregate Purchase Price hereunder by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of the duly executed Note and the Company shall deliver the Note against delivery of the Purchase Price.

         c. Closing Date. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Note pursuant to this Agreement (the "CLOSING") shall be 12:00 noon Eastern Standard Time on January 26, 1999, subject to a two business day grace period at either party's option, but in no event later than January 28, 1999, or such other time as may be mutually agreed upon by the Company and the Purchaser (the "CLOSING DATE"). The Closing shall occur at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, 1401 Walnut Street, Philadelphia, Pennsylvania 19102.

2.       PURCHASER'S REPRESENTATIONS AND WARRANTIES

         The Purchaser represents and warrants to the Company as follows:

         a. Investment Purpose. The Purchaser is purchasing the Securities for the Purchaser's own account and not with a present view towards the public sale or distribution thereof; provided, however, by making the representations herein, the Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

         b. Accredited Investor Status. The Purchaser is an "ACCREDITED INVESTOR" as that term is defined in Rule 501(a) of Regulation D.

         c. Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to the Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

         d. Information. The Purchaser and its counsel have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by the Purchaser or its counsel. The Purchaser and its counsel have been afforded the opportunity to ask questions of the Company and have received what the Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser or its counsel or any of its representatives shall modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below. The Purchaser understands that Purchaser's investment in the Securities involves a significant degree of risk.

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         e. Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

         f. Transfer or Resale. The Purchaser understands that (i) except as provided in the Registration Rights Agreement, the sale or resale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the Securities Act, (b) the Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and shall be given by counsel reasonably acceptable to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) ("RULE 144")) of the Purchaser who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor or (d) the Securities are sold pursuant to Rule 144; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of such Rule and further, if such Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement; provided that any transfer by the pledgee of such Securities must be in accordance with Rule 144.

         g. Legends. The Purchaser understands that the Note and the Warrants and, until such time as the Conversion Shares and the Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144(k) (or a successor rule), the Conversion Shares and the Warrant Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under such Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under such Act or unless sold pursuant to Rule 144 under such Act."


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                  The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144(k) (or a successor rule), or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions and given by counsel reasonably acceptable to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act and such sale or transfer is effected or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144 and such sale is effected. The Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

         h. Authorization; Enforcement. This Agreement has been duly authorized, executed and delivered on behalf of the Purchaser and is a valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms. The Registration Rights Agreement has been duly authorized and, when executed and delivered on behalf of the Purchaser, will be a valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms.

         i. Residency. The Purchaser is a resident of the jurisdiction set forth under the Purchaser's name on the Execution Page hereto executed by the Purchaser.

         j. Transactions in the Common Stock. Purchaser has not sold (including any short sale), offered to sell, granted any option or purchased any contract to sell, or granted any option or purchased any contract to buy, any Common Stock during the period commencing 20 trading days prior to the Closing Date.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to the Purchaser as follows:

         a. Organization and Qualification. The Company and each of its Subsidiaries (as defined below) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own, lease and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Schedule 3(a) sets forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any material adverse effect on (i) the Securities, (ii) the ability of the Company to perform its obligations hereunder or under the Note or the Registration Rights Agreement or (iii) the business, operations, properties, prospects or financial condition of the

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Company and its Subsidiaries, taken as a whole. "SUBSIDIARY" shall have the meaning set forth in Regulation S-X promulgated by the SEC.

         b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Note, the Warrants and the Registration Rights Agreement, to issue and sell the Note in accordance with the terms hereof, to issue the Conversion Shares upon conversion of or otherwise pursuant to the Note in accordance with the terms thereof, to issue the Warrants in accordance with the terms of the Note and to issue the Warrant Shares in accordance with the terms of the Warrants; (ii) the execution, delivery and performance of this Agreement, the Note, the Warrants and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Note and the Warrants and the issuance and reservation for issuance of the Conversion Shares and the Warrant Shares, subject to the terms and conditions set forth in the Note) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its stockholders is required, except as contemplated by Article II.A.2 of the Note and Section 7(g)(ii) of the Warrants; (iii) this Agreement has been duly executed and delivered by the Company; and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement, the Note and the Warrants, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law.

         c. Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Note and the Warrants) exercisable for, or convertible into or exchangeable for any shares of capital stock and the number of shares to be reserved for issuance upon conversion of or otherwise pursuant to the Note and upon exercise of or otherwise pursuant to the Warrants is set forth on Schedule 3(c). All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. No shares of the authorized and unissued capital stock of the Company (including the Conversion Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except for the Securities and as disclosed in
Schedule 3(c), as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement) and (iii) there are no anti-

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dilution or price adjustment provisions contained in any security issued by the
Company (or in any agreement providing rights to security holders). Except as set forth on Schedule 3(c), there are no securities or instruments containing antidilution or similar provisions that will be triggered by the issuance of the Securities in accordance with the terms of this Agreement, the Note or the Warrants. The Company has furnished to the Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("CERTIFICATE OF INCORPORATION"), the Company's Bylaws as in effect on the date hereof (the "BY-LAWS"), and all other instruments and agreements to which the Company is a party governing securities convertible into or exercisable or exchangeable for capital stock of the Company other than (i) agreements under the Company's option and stock plans for its directors, officers and employees in accordance with such plans, (ii) the Jamco Warrant (defined below), and (iii) warrants the Company has agreed to issue to investment banking firms exercisable for up to 200,000 shares of Common Stock at an exercise price per share of Common Stock equal to or greater than the closing sale price of the Common Stock on the trading day immediately preceding the date such warrants are issued.

         d. Issuance of Shares. The Conversion Shares and Warrant Shares are duly authorized and reserved for issuance and, (i) upon conversion of the Note in accordance with the terms thereof and (ii) exercise of the Warrants in accordance with the terms thereof and the terms of the Note, will be validly issued, fully paid and non-assessable, and free from all taxes (other than taxes payable by the Company), liens, claims and encumbrances (other than such as may arise from obligations or agreements of the Purchaser) and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

         e. No Conflicts. The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Note and the Warrants by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Note, the Warrants and the Conversion Shares and the Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws or (ii) conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, could put the Company or any of its Subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any

                                      -6-
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agreement, indenture or instrument to which the Company or any of its
Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries are not being conducted, and shall not be conducted so long as the Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for actual or possible violations, if any, the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Subject to the accuracy of the representations and warranties of the Purchaser set forth herein, except as specifically contemplated by this Agreement and the Note and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency, the NASDAQ National Market ("NASDAQ") or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement, the Note or the Warrants, in each case in accordance with the terms hereof or thereof, other than such as will have been made or obtained by the Closing. Except as disclosed in SCHEDULE 3(E), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company is not in violation of the maintenance requirements of NASDAQ and does not reasonably anticipate that the Common Stock will be delisted by NASDAQ for the foreseeable future.

         f. SEC Documents, Financial Statements. Since July 27, 1998, the date on which the Company completed its initial public offering (the "IPO DATE"), the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the United States Securities and Exchange Commission ("SEC") pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") (all of the foregoing filed prior to the date hereof and on or after the IPO Date and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). The Company has delivered to the Purchaser true and complete copies of the SEC Documents, except for the exhibits and schedules thereto and the documents incorporated therein. As of their respective dates, the SEC Documents complied in all material respects with the applicable requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except
(i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited

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interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements, (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, (iii) liabilities related to the proposed acquisition of MPG-Net, Inc. and (iv) liabilities related to borrowings under lines of credit in existence on the date of such financial statements (which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company).


         g. Absence of Certain Changes. Since December 31, 1997, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations or prospects of the Company and its Subsidiaries, except as disclosed in or as contemplated by the SEC Documents.

         h. Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, any of its Subsidiaries, or any of their respective directors or officers in their capacities as such that could have a Material Adverse Effect. There are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its Subsidiaries, could have a Material Adverse Effect.

         i. Intellectual Property. Each of the Company and its Subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "INTELLECTUAL PROPERTY") necessary for the conduct of its business as now being conducted and as described in the Company's Prospectus dated July 21, 1998 included in the Company's Registration Statement on Form SB-2, SEC File No. 333-53755. To the knowledge of the Company, neither the Company nor any of its Subsidiaries infringes or is in conflict with any right of any other person with respect to any Intellectual Property which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intellectual Property. Neither the Company nor any of its Subsidiaries has entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's or its Subsidiaries' ownership or right to use its Intellectual Property and,

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to the knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Intellectual Property is valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its Subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intellectual Property used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Intellectual Property owned or used by the Company of its Subsidiaries. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

         j. No Materially Adverse Contracts, Etc. Except as disclosed in the SEC Documents, neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which, to the knowledge of the Company, has or could reasonably be expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which, to the knowledge of the Company, has or is expected to have a Material Adverse Effect.

         k. Year 2000 Compliance. All of the Company's computer software and computer hardware, and other similar or related items of automated, computerized or software systems that are used or relied on by the Company in the conduct of its business or that were, or currently are being, sold or licensed by the Company to customers (collectively, "INFORMATION TECHNOLOGY"), are Year 2000 Compliant, except to the extent any noncompliance would not have a Material Adverse Effect. For purposes of this Agreement, the term "YEAR 2000 COMPLIANT" means, with respect to the Company's Information Technology, that the Information Technology is designed to be used prior to, during and after the calendar Year 2000 A.D., and the Information Technology used during each such time period will accurately receive, provide and process date and time data (including, but not limited to, calculating, comparing and sequencing) from, into and between the 20th and 21st centuries, including the years 1999 and 2000, and leap-year calculations and will not malfunction, cease to function, or provide invalid or incorrect results as a result of date or time data, to the extent that other information technology, used in combination with the Information Technology, properly exchanges date and time data with it.

         l. Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         m. Disclosure. All information relating to or concerning the Company or its Subsidiaries set forth in this Agreement or provided to the Purchaser pursuant to Section 2(d) hereof or in the

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SEC Documents and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company's securities other than (i) the proposed acquisition by the Company of MPG-Net, Inc., (ii) financial information relating to the Company's fiscal year ended December 31, 1998, (iii) events or circumstances contemplated by the SEC Documents and (iv) such events or circumstances that have occurred or exist in the ordinary course of the Company's business.

         n. Acknowledgment Regarding the Purchaser's Purchase of the Securities. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm's- length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby and that any statement made by the Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchaser's purchase of Securities and, except for the representations and warranties of the Purchaser set forth in Section 2 hereof, has not been relied upon by the Company, its officers or directors in any way. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

         o. Form SB-2 and S-1 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form SB-2 or S-1 under the Securities Act. There exist no facts or circumstances known to the Company that would prohibit the preparation and filing of a registration statement on Form SB-2 or S-1 with respect to the Registrable Securities (as defined in the Registration Rights Agreement) within the time periods referred to therein.

         p. No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

         q. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offerers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any other offering of securities of the Company (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities.

         r. Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Purchaser relating to this Agreement or the transactions contemplated hereby, except for dealings with Jamco Holding, Inc. ("JAMCO"), whose commissions and fees will be paid by the Company. The Company has agreed to issue a warrant to Jamco (the "JAMCO WARRANT") exercisable for up to 200,000 shares of Common Stock in connection with this Agreement and the transactions contemplated hereby and no other securities of the Company will be issued to Jamco in connection with this Agreement and the transactions contemplated hereby. The Jamco Warrant shall contain terms and conditions satisfactory to Purchaser.

         s. Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of or otherwise pursuant to the Note and upon issuance of the Warrant Shares upon exercise of or otherwise pursuant to the Warrants. The Company has studied and fully understands the nature of the Securities being sold hereunder. The Company acknowledges that its obligation to issue Conversion Shares in accordance with the terms of the Note and to issue the Warrant Shares in accordance with the terms of the Warrants is absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders. Taking the foregoing into account, the Company's Board of Directors has determined in its good faith business judgment that the issuance of the Note hereunder and the issuance of the Warrants in accordance with the terms of the Note and the consummation of the other transactions contemplated hereby and thereby are in the best interests of the Company and its stockholders.

         t. Tax Status. Except as set forth in the SEC Documents or on Schedule 3(t), the Company and each of its Subsidiaries has made or filed all federal, state, foreign and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns has been or is being audited by any taxing authority.

         u. Certain Transactions. Except as set forth in the SEC Documents, and except for arm's length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options disclosed on Schedule 3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director or any such employee has a substantial interest or is an officer, director, trustee or partner.

         v. Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(v) or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

         w. Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "COMPANY PERMITS"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits, except for such Company Permits the absence of which would not have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since the IPO Date, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

         x. Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.       COVENANTS.

         a. Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 6 and Section 7 of this Agreement.

         b. Form D; Blue Sky Laws. The Company agrees, if required, to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchaser pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to the Purchaser on or prior to the Closing Date.

         c. Reporting Status; Eligibility to Use Forms SB-2, S-1 and S-3. The Company's Common Stock is registered under Section 12(g) of the Exchange Act. So long as the Purchaser beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. The Company meets the "registrant eligibility" requirements set forth in the general instructions to Forms SB-2 and S-1 and will take all action necessary to continue to meet such requirements. From and after such time as the Company meets the "registrant eligibility" requirements set forth in the general instructions to Form S-3 or any successor form, the Company will use its best efforts to continue to meet such requirements.

         d. Use of Proceeds. The Company shall use the proceeds from the sale of the Note in the manner set forth in Schedule 4(d) attached hereto and shall not, except as set forth in such Schedule 4(d), directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its currently existing direct or indirect Subsidiaries).

         e. Additional Equity Capital; Right of First Offer. Subject to the exceptions described below, the Company agrees that during the period (the "LOCK-UP PERIOD") beginning on the date hereof and ending on the date that is 180 days after the effective date of the Registration Statement (as defined in the Registration Rights Agreement) required pursuant to Section 2(a) of the Registration Rights Agreement, the Company will not, without the prior written consent of the Purchaser, contract with any party to obtain additional financing in which any equity or equity- linked securities are issued (including any debt financing with an equity component) ("FUTURE OFFERINGS"). In addition, the Company will not conduct any Future Offering during the 180-day period immediately following the expiration of the Lock-Up Period, unless it shall have first delivered to the Purchaser, at least 15 days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof, and providing the Purchaser and its affiliates an option during the ten-day period following delivery of such notice to purchase all of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this and the immediately preceding sentence are collectively referred to as the "CAPITAL RAISING LIMITATIONS"). The Capital Raising Limitations shall not apply to (i) any transaction involving issuances of securities as consideration in a merger, consolidation or acquisition of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or as consideration for the acquisition of a business, product or license by the Company, (ii) the issuance of securities pursuant to a firm commitment underwritten public offering (other than a continuous offering pursuant to Rule 415 of the SEC), (iii) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof and/or disclosed on Schedule 3(c) hereto, (iv) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan approved by the stockholders of the Company, (v) the issuance of Common Stock or securities convertible into or exchangeable for Common Stock in a private placement by the Company (A) that is consummated within the Lock-Up Period, and (B) wherein the cash consideration received by the Company for each share of Common Stock issued in such private placement, or for each security (or portion thereof) convertible or exchangeable into one share of Common Stock, is equal to or greater than the product of (x) two multiplied by (y) the Fixed Conversion Price (as defined in the Note) or (vi) the issuance of warrants by the Company to an institutional lender in connection with a commercial loan facility permitted by Article III.C of the Note at an exercise price equal to or greater than the closing sale price of the Common Stock on the trading day immediately preceding the date such warrants are issued.

         f. Expenses. The Company shall pay to Rose Glen Capital Management, L.P. at the Closing a non-accountable expense allowance equal to $30,000 ($10,000 of which has been previously paid by the Company) for the expenses incurred by it in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorneys' and consultants' fees and expenses.


         g. Financial Information. The Company agrees to send the following reports to the Purchaser until the Purchaser transfers, assigns or sells all of its Securities: (i) within ten days after the filing with the SEC, a copy of its Annual Report on Form 10-KSB, its Quarterly Reports on Form 10-QSB, its proxy statements and any Current Reports on Form 8-K; (ii) within one day after release, copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) contemporaneously with the making available or giving to the stockholders of the Company, copies of any notices or other information the Company makes available or gives to such stockholders.

         h. Reservation of Shares. The Company shall at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the full conversion of the Note and issuance of the Conversion Shares in connection therewith (based on the lesser of the Market Price in effect from time to time and the Fixed Conversion Price (each as defined in the Note)) and as otherwise required by, and subject to the terms and conditions of, the Note and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith (based on the Exercise Price (as defined in the Warrants) in effect from time to time thereunder) and as otherwise required by the Warrant. The Company shall not reduce the number of shares reserved for issuance upon conversion of or otherwise pursuant to the Note and upon exercise of or otherwise pursuant to the Warrants (except as a result of any such conversion or exercise thereof) without the consent of the Purchaser. The Company shall use its best efforts at all times to maintain the number of shares of Common Stock so reserved for issuance at no less than two times the number that is then actually issuable upon full conversion of the Note (based on the lesser of the Market Price in effect from time to time and the Fixed Conversion Price) and full exercise of the Warrants (based on the Exercise Price (as defined in the Warrants) in effect from time to time thereunder), subject to the limitations on issuance contained in Article II.A(2) of the Note and Section 7(g)(ii) of the Warrants until such time as a Triggering Event (as defined in the Note) occurs, and thereafter without regard to such limitations. If at any time the number of shares of Common Stock authorized and reserved for issuance is below the aggregate number of Conversion Shares issued and issuable upon conversion of or otherwise pursuant to the Note (based on the lesser of the Market Price in effect from time to time and the Fixed Conversion Price) and the aggregate number of Warrant Shares issued and issuable upon exercise of or otherwise pursuant to the Warrants (based on the Exercise Price (as defined in the Warrants) in effect from time to time thereunder), subject to the limitations on issuance contained in Article II.A(2) of the Note and Section 7(g)(ii) of the Warrants until such time as a Triggering Event occurs, and thereafter without regard to such limitations, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this Section 4(h), in the case of an insufficient number of authorized shares, and using its best efforts to obtain shareholder approval of an increase in such authorized number of shares.

         i. Listing. The Company shall promptly secure the listing of the Conversion Shares and the Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of or otherwise pursuant to the Note and all Warrant Shares from time to time issuable upon exercise of or otherwise pursuant to the Warrants, subject to the limitations on issuance contained in Article II.A(2) of the Note and Section 7(g)(ii) of the Warrants until such time as a Triggering Event occurs and thereafter without regard to such limitations. The Company will use its best efforts to continue the listing and trading of its Common Stock on the NASDAQ, the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers, Inc. ("NASD") and such exchanges, as applicable. In the event the Common Stock is not eligible to be traded on any of the NASDAQ, the NYSE or the AMEX and the Common Stock is not eligible for listing on any such exchange or system, the Company shall use its best efforts to cause the Common Stock to be eligible for trading on the NASDAQ SmallCap Market or the over-the-counter bulletin board at the earliest practicable date and remain eligible for trading while any Conversion Shares are outstanding. The Company shall provide to the Purchaser and any holder of the Note copies of any notices it receives from NASDAQ and any other exchanges or quotation system on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems simultaneously with or promptly after such notices are publicly available.

         j.       [Intentionally Omitted]

         k. No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

         l. Redemptions and Dividends. So long as the Purchaser beneficially owns the Note, the Company shall not, without first obtaining the written approval of the Purchaser, redeem, or declare or pay any cash dividend or distribution on, any shares of capital stock of the Company.

         m. Trading Limitations. So long as the Purchaser owns any Securities, the Purchaser shall not sell shares of Common Stock in any calendar month in excess of the product of (i) 25% multiplied by (ii) the total trading volume of the Common Stock for the immediately preceding calendar month as reported by the principal securities exchange or trading market on which the Common Stock is then listed or admitted for trading; provided, however, the foregoing limitation shall not (A) restrict the Purchaser from selling in any trading day a number of shares not exceeding 15% of the total trading volume of the Common Stock (as so reported) for such trading day or (B) apply to block sales of at least 10,000 shares of Common Stock to a single purchaser. The Purchaser will conduct all transactions in the Common Stock in compliance with applicable securities laws and will not execute a trade at or below the then low trading price of the Common Stock.

         n.       Voting Agreements; Waivers.

                  (i) The Company shall cause each of James W. Stealey, David H. Kestel, as trustee of certain trusts for Mr. Stealey's children, and Vertical Financial Holdings (each a "STOCKHOLDER" and collectively, the "STOCKHOLDERS") to execute and deliver to the Purchaser, prior to or simultaneously with the Closing hereunder, irrevocable voting agreements (the "VOTING AGREEMENTS") pursuant to which each such Stockholder agrees to vote all shares of the capital stock of the Company (A) which are identified under the caption "Principal Shareholders" in the Company's Registration Statement on Form SB-2, SEC File No. 333-53755, as being beneficially owned by such Stockholder or over which such Stockholder has voting power and (B) which such Stockholder may subsequently acquire beneficial ownership of, or voting power with respect to, in favor of this Agreement, the Note, the Warrants and the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Note and the Warrants, the issuance of Conversion Shares upon conversion of or otherwise pursuant to the Note and the issuance of Warrant Shares upon exercise of or otherwise pursuant to the Warrants) at any meeting of the stockholders of the Company or any other circumstance when such stockholders are entitled to vote with respect thereto, whether pursuant to the Company's obligation to seek and obtain the Stockholder Approval (as defined in the Note) or otherwise. The Voting Agreements shall also contain waivers by the Stockholders of their right to require the Company to include any shares of the capital stock of the Company which they beneficially own, or have voting power with respect to, in any Registration Statement (as defined in the Registration Rights Agreement) required to be filed by the Company pursuant to the Registration Rights Agreement.

                  (ii) The Company agrees that any registration rights to be granted to the shareholders of MPG-Net, Inc. in connection with the Company's acquisition of MPG-Net, Inc. shall exclude the right to have the shares of the Company's capital stock to be issued to such shareholders in connection with such acquisition included in any Registration Statement (as defined in the Registration Rights Agreement) required to be filed by the Company pursuant to the Registration Rights Agreement.

                  (iii) The Company shall cause each of Bluestone Capital Partners, L.P. and Royce Investment Group, Inc. (each an "UNDERWRITER" and collectively, the "UNDERWRITERS") to execute and deliver to the Purchaser, prior to or simultaneously with the Closing hereunder, waivers (the "WAIVERS") by the Underwriters of their right to require the Company to include any shares of the capital stock of the Company which they beneficially own or have voting power with respect to in any Registration Statement (as defined in the Registration Rights Agreement) required to be filed by the Company pursuant to the Registration Rights Agreement.

5.       TRANSFER AGENT INSTRUCTIONS.

         The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of the Purchaser or its nominee, for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by the Purchaser to the Company upon conversion of the Note and upon exercise of the Warrants in accordance with the terms thereof (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). Prior to registration of the Conversion Shares and the Warrant Shares under the Securities Act or the date on which such shares may be sold pursuant to Rule 144(k) (or any successor rule), all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Sections 2(f) and 2(g) hereof (in the case of the Conversion Shares and the Warrant Shares, prior to registration of the Conversion Shares and the Warrant Shares under the Securities Act or the date on which the Conversion Shares and the Warrant Shares may be sold pursuant to Rule 144(k) (or any successor rule), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company to the extent provided, and subject to the terms and conditions of, this Agreement, the Note and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Purchaser's obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If the Purchaser provides the Company with (i) an opinion of counsel, in form, substance and scope customary for opinions in comparable transactions and given by counsel reasonably acceptable to the Company, to the effect that a public sale or transfer of such Securities may be made without registration under the Securities Act and such sale or transfer is effected or
(ii) the Purchaser provides reasonable assurances that the

Securities can be sold pursuant to Rule 144 and such sale is effected, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates, free from any restrictive legend, in such name and in such denominations as specified by the Purchaser.

6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to issue and sell the Note to the Purchaser hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

         a. The Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered such pages to the Company.

         b. The Purchaser shall have delivered the Purchase Price in accordance with Section 1(b).

         c. The representations and warranties of the Purchaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing Date.

         d. No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of any of the transactions contemplated by this Agreement.

7.       CONDITIONS TO THE PURCHASER'S OBLIGATION TO PURCHASE.

         The obligation of the Purchaser hereunder to purchase the Note hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in the Purchaser's sole discretion:

         a. The Company shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered such pages to the Purchaser.

         b. The Company shall have delivered to the Purchaser the duly executed Note (in such denominations as such Purchaser shall request) in accordance with
Section 1(b).

         c. The Common Stock shall be authorized for quotation on NASDAQ and trading in the Common Stock (or NASDAQ generally) shall not have been suspended by the SEC or NASDAQ.

         d. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Purchaser.

         e. No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

         f. The Purchaser shall have received an opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Purchaser and in substantially the form of Exhibit C attached hereto.

         g. The Irrevocable Transfer Agent Instructions, in the form attached hereto as Exhibit D, shall have been delivered to and acknowledged in writing by the Company's transfer agent and a copy of such instructions and acknowledgment shall have been delivered to the Purchaser.

         h. No material adverse change or development in the business, operations, properties, prospects, financial condition, or results of operations of the Company shall have occurred since the date hereof.

         i. The Company shall have delivered to the Purchaser the Voting Agreement(s) in form and substance satisfactory to the Purchaser, duly executed by each of the Stockholders, and the Waiver(s) in form and substance satisfactory to the Purchaser, duly executed by each of the Underwriters.

8.       GOVERNING LAW; MISCELLANEOUS.

         a. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York (without regard to principles of conflict of laws). The Company irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in New York County, New York in any suit or proceeding based on or arising under this

Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of the Purchaser to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five days of the execution hereof.

         c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser.

         f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                           If to the Company:

                           Interactive Magic, Inc.
                           215 Southport Drive, Suite 1000
                           Morrisville, NC 27560
                           Facsimile: (919) 461-0723
                           Attention: Chief Executive Officer


         If to the Purchaser, to the address set forth under the Purchaser's name on the signature page hereto executed by the Purchaser. Each party shall provide notice to the other party of any change in address or facsimile number.

         g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, neither the Company nor the Purchaser shall assign this Agreement or any rights or obligations hereunder. Notwithstanding the foregoing, the Purchaser may assign its rights hereunder to any person that purchases Securities in a private transaction from the Purchaser in accordance with the securities laws or to any of the Purchaser's "affiliates," as that term is defined under the Exchange Act, without the consent of the Company or to any other person or entity with the consent of the Company. This provision shall not limit the Purchaser's right to transfer the Securities pursuant to the terms of this Agreement, the Note, the Warrants or the Registration Rights Agreement or to assign the Purchaser's rights hereunder or thereunder to any such transferee.

         h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive the Closing hereunder until the Purchaser no longer beneficially owns any Securities notwithstanding any due diligence investigation conducted by or on behalf of the Purchaser. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies the Purchaser may have under applicable federal or state securities laws. The Company agrees to indemnify and hold harmless the Purchaser and each of the Purchaser's officers, directors, employees, partners, members, agents and affiliates for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties or covenants set forth herein or in the Registration Rights Agreement, including advancement of expenses as they are incurred.

         j. Publicity. The Company and the Purchaser shall have the right to review a reasonable period of time before issuance any press releases, SEC, NASDAQ or NASD filings, or any other public statements with respect to the transactions contemplated hereby; PROVIDED, HOWEVER, that the Company shall be entitled, without the prior approval of the Purchaser, to make any press release or SEC, NASDAQ or NASD filings with respect to such transactions as is required by applicable law and regulations (although the Purchaser shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

         k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         l. Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement, the Note, the Warrants and the Registration Rights Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

         m. Equitable Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Section 5 hereof) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement (including, but not limited to, its obligations pursuant to Section 5 hereof), that the Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.


INTERACTIVE MAGIC, INC.

    By:     /s/ J. W. Stealey
       ----------------------
    Name:     J. W. Stealey
         ---------------------
    Title: Chairman and Chief Executive Officer
           ------------------------------------

PURCHASER:

RGC INTERNATIONAL INVESTORS, LDC
By:      Rose Glen Capital Management, L.P.,
         Investment Manager
         By:      RGC General Partner Corp.,
                  as General Partner


    By:      /s/ Steve Katznelson
       ----------------------------
       Name:      Steve Katznelson
            -----------------------
       Managing Director


RESIDENCE: Cayman Islands

ADDRESS:          c/o Rose Glen Capital Management, L.P.
                  Three Bala Plaza East
                  Suite 200
                  251 St. Asaphs Road
                  Bala Cynwyd, PA 19004
                  Facsimile:        610-617-0570
                  Telephone:        610-617-5900

with copies of all notices to:

                  Klehr, Harrison, Harvey, Branzburg & Ellers
                  1401 Walnut Street
                  Philadelphia, PA   19102
                  Telecopy: (215) 568-6603
                  Attention: Robert W. Cleveland, Esquire